                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Definitive Proxy Statement
[X]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         DEAN WITTER, DISCOVER & CO.
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               (Name of Registrant as Specified In Its Charter)


                         DEAN WITTER, DISCOVER & CO.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:
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[_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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  (2) Form, Schedule or Registration Statement No.:

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  (3) Filing Party:

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  (4) Date Filed:

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                          DEAN WITTER, DISCOVER & CO.

SCRIPT FOR MESSAGE NUMBER 1 TO DEAN WITTER, DISCOVER & CO. EMPLOYEES

Voice message to all Dean Witter, Discover & Co. employees who have
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voicemail
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This is an important message for all employees who own Dean Witter Discover stock. We recently sent proxy material to your homes on the proposed merger of Dean Witter Discover and Morgan Stanley.

OUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PROPOSED MERGER AND STRONGLY RECOMMENDS THAT ALL SHAREHOLDERS VOTE FOR IT.

We need your support and your vote.

You may hold your Dean Witter Discover shares in various accounts, through employee plans and in certificates. To vote all your shares, please sign, date and return ALL of your proxy cards in the postage paid envelopes provided.

We appreciate your support. If you need additional assistance, please call our special toll-free number, 1-888-2WITTER, to reach a representative of Georgeson & Company Inc., whose employees are assisting us with this proxy.